Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345



Mr. Michael Cunningham, President
Cunningham Graphics, Inc.
629 Grove Street
Jersey City, N.J.  07310

RE: Lease dated April 18, 1989 and all related amendments, between Lackawanna Warehouse Corporation of New Jersey, Lessor and Cunningham Graphics, Inc., lessee for approximately 94,443 square feet of space located as follows: (41,993 square feet on the seventh floor; 11,750 square feet on the fifth floor and 40,700 square feet on the third floor). In addition they will be leasing 22,000 square feet parking area.

--------------------------------------------------------------------------------

Gentlemen:

By your signature in the space provided below, the above captioned lease shall be amended as follows:

     1. LEASE TERMINATION DATE: Lease shall be renewed for a period of three (3) years to commence on March 1, 1997 and to terminate on February 29, 2000.

     2. RENTAL FOR RENEWAL PERIOD: March 1, 1997 to February 29, 2000 shall be $3.50 per square foot, for building space, therefore annual rental to be THREE HUNDRED THIRTY THOUSAND FIVE HUNDRED FIFTY DOLLARS AND FIFTY CENTS ($330,550.50) payable at a monthly rate of TWENTY SEVEN THOUSAND FIVE HUNDRED FORTY FIVE DOLLARS AND EIGHTY SEVEN CENTS ($27,545.87) in advance on the first day of each and every month.

     3. PARKING AREA: Rental for 22,000 square feet of parking area shall be at the annual rate of NINE THOUSAND DOLLARS AND NO CENTS ($9,000.00) payable at the monthly rate of SEVEN HUNDRED FIFTY DOLLARS AND NO CENTS ($750.00) in advance on the first day of each and every month. Parking Area is rented with gate, "AS IS", tenant is responsible for cleaning and maintaining area.

     4. SIGNAGE: Frontal signage (not to exceed 6' x 10') and parking signage, to be installed at Tenant's own cost, subject to landlord's prior approval of location and specifications.

     5. FREIGHT ELEVATOR DOORS: Freight elevators # 13 and 15, 1st floor doors only brought up to par prior to renewal

     6. FOSTER CARROLL SPACE: 5,875 square feet on the third floor shall be leased to Cunningham Graphics, Inc., providing Foster Carroll, the current tenant, gives its consent.

     7. 1ST OPTION ON ADDITIONAL SPACE: First option on any vacant space, on 3rd, 5th and 7th floors, at market rate rental to be taken "AS IS".

     8. CLAUSE #53: Escalation tax shall be amended to base tax year of 1997 and 9.4% of any and all increases in real estate taxes.

     9. CREDIT: Tenant shall be given a one-time credit of TEN THOUSAND DOLLARS AND NO CENTS ($10,000.00) against the first month's rent, March 1997.

     10. SECURITY/PRE-PAID RENT: The amount of $23,220.16 shall be transferred over to lease renewal.

The parties hereto agree to be bound by the same terms, conditions, provisions, rules and regulations embodied at length in said lease dated April 18, 1989, except as specifically modified herein. The said lease and addendum shall form a part of as though included fully at length herein and forms a part hereof by reference thereto, except as specifically mentioned in the renewal agreement.


LANDLORD:                                    TENANT:

LACKAWANNA WAREHOUSE CORPORATION             CUNNINGHAM GRAPHICS
OF NEW JERSEY

BY: /s/ Louisa Little                        BY:  /s/ Michael Cunningham
    -----------------------------                 -----------------------------
    Louisa Little, Agent                          Michael Cunningham, President

DATE: 10/15/96                               DATE: 10/8/96

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345


April 17, 1997

Cunningham Graphics, Inc.
629 Grove Street
Jersey City, N.J.  07310

RE:      Lease Dated:      1/9/97
         Leased Area:      2nd Floor
         Square Footage:   12,200 SF

By your signature in the space provided below this lease shall be amended as follows:

1. Term of lease will begin June 1, 1997 and terminate on February 29, 2000. (Present month to month lease dated 1/9/97 is, as of June 1, 1997, a two year, nine (9) month lease).

2. Rental shall be at the monthly rate of $4.25 per annum per square foot which equals to the annual rate of FIFTY ONE THOUSAND EIGHT HUNDRED FIFTY DOLLARS AND NO CENTS ($51,850.00) payable at the monthly rate of FOUR THOUSAND THREE HUNDRED TWENTY DOLLARS AND EIGHTY THREE CENTS ($4,320,83) payable in advance of the first day of each and every month.

3. Clause 53: Escalation tax shall have a base year of 1997 and a rate of 1.2% of any and all increases in real estate taxes.

4. Tenant is given approval to drill a hole approximately 16" between the 2nd and 3rd floors, to install scrap paper removal system, any alterations must be repaired at end of lease.

5. Tenant is given permission to install and have access to the overhang off the 3rd floor as to install air conditioning and heating unit for new office space on the third floor.

6. Landlord will provide an independent 200 AMP service so you will be billed directly by the utility company.

7. Landlord will connect existing gas service to tenant's meter so you will be billed directly by the utility company.

8. Upon signing this lease, tenant will deposit with landlord check in the amount of EIGHT THOUSAND SIX HUNDRED FORTY ONE DOLLARS AND SIXTY SIX CENTS ($8,641.66) which will represent pre-paid rent for the final two months of this lease.

All terms and conditions of "the lease" dated January 9, 1997, shall remain the same except as herein provided for the coverage of said space.

AGREED & ACCEPTED                                 AGREED & ACCEPTED
LANDLORD:                                         TENANT:
Lackawanna Warehouse Corp. of New Jersey          Cunningham Graphics, Inc.

By: /s/ Louisa Little                             By: /s/ Robert Needle
--------------------------                            --------------------------
    Louisa Little, Agent                              Robert Needle
                                                      Co-Chief Operating Officer

                             [SECOND FLOOR DIAGRAM]

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345



o Cunningham Graphics, Inc.                                      Please refer to
o 629 Grove Street                            Date  2/18/93  INVOICE No. LT 2/68
o Jersey City, N.J.  07310                                        when remitting


--------------------------------------------------------------------------------

TAX ESCALATION FOR PERIOD 1/1/92 - 12/31/92                            AMOUNT        TOTAL
-------------------------------------------                            ------        -----
1/1/92 - 2/28/92:  Final two months of term

1992 REAL ESTATE TAXES PAID                           $ 953,493.68

1988 REAL ESTATE TAX BASE YEAR                          477,152.73
                                                     -------------
                                                        476,340.95
Difference
as per clause #53                                             4.2%

(PRO-RATE)                                               20,006.32
                                                     -------------
div. 12/times two mos. occup.                             3,334.38     $3,334.38    $3,334.38


RENEWAL: 3/1/92 - 12/31/92

1992 REAL ESTATE TAXES PAID                           $ 953,493.68
1991 TAX BASE YEAR                                      899,923.87
                                                      ------------

DIFFERENCE                                               53,569.81
AS PER CLAUSE # 53                                            4.2%
                                                     -------------
                                                          2,249.93

(PRO-RATE)
                                                     -------------
div. 12 x 10 mos. occupancy  =                            1,874.90      1,874.90     1,874.90
                                                                       ---------     --------
                                                   TOTAL DUE: 1992     $5,209.28    $5,209.28

                                  MAILING COPY

                  --------------------------------------------
                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
                     (C)Copyright 1982. All Rights Reserved.
                  Reproduction in whole or in part prohibited.
                  --------------------------------------------

Agreement of Lease, made as of this 18th day of April 1989, between Lackawanna Warehouse Corp. of New Jersey, A New Jersey Corporation having it's office located at 629 Grove Street, Jersey City, New Jersey 07310 party of the first part, hereinafter referred to as OWNER, and Cunningham Graphics, Inc, 629 Grove Street Jersey City, N.J. 07310 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 12,900 square feet of space located on the 7th floor as shown in red on the attached floor plan in the building known as 629 Grove Street, in the City of Jersey City, State of New Jersey, for the term of TWO (2) YEARS & TEN
(10) MONTHS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May nineteen hundred and eighty-nine, and to end on the 28th day of February nineteen hundred and ninety-two both dates inclusive, at an annual rental rate of FORTY-ONE THOUSAND NINE-HUNDRED AND TWENTY-FIVE DOLLARS ($41,925.00) payable at the monthly rate of THREE-THOUSAND FOUR-HUNDRED NINETY-THREE DOLLARS AND SEVENTY-FIVE CENTS ($3,493.75) in advance on the first day of each and every month which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Occupancy:    1. Tenant shall pay the rent as above and as hereinafter provided.

Use: 2. Tenant shall use and occupy demised premises for printing and related matter provided such use is in accordance with the Certificate of Occupany for the building, if any, and for no other purpose. The landlord states that tenants use of the premises is in conformance with the Certificate of Occupancy.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after notice thereof, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises, unless

Repairs:

     4. Owner shall maintain and repair the exterior of and the public portions of the building and make all repairs to the heating and plumbing systems not caused by Tenant's neglect or misconduct. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

     5. [PARAGRAPH DELETED]

Requirements of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire of other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the insurance rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designated to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real
property  of  which   demised   premises  are  a  part  and  to  all   renewals,
modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--Loss, Damage, Reimbursement, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable or access is denied by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's or tenant right to elect not to restore the same as herein after provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner or tenant shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extend that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.


Assignment, Mortgage, Etc.:

     11. [PARAGRAPH DELETED]

Electric Current:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the
capacity  of  existing   leeders  to  the  building  or  the  risers  or  wiring
installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, upon reasonable notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours upon reasonable notice for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. In the event of an emergency, if Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected, Upon Tenant's consent if during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults beyond any applicable grace periods in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said 15-day period and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceeding or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option make such alterations, repairs, replacements, and / or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and / or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default beyond any applicable grace periods in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations & Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants, and conditions , on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such address as Owner shall designate by written notice.

Water Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $________________________, on the first day of each month during the term of this lease as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. As long as Tenant is not in default under any of the convenants of this lease Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

Security:

     32. [PARAGRAPH DELETED]

Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation--Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bill for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant, when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and / or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not here exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

     In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



Addendum to lease clause #41 to 66



Witness for Owner:                LACKAWANNA WAREHOUSE CORP. OF NJ

/s/ [illegible]                   BY: /s/ Frank Ryan, V.P.                [L.S.]
--------------------------------     -------------------------------------------
                                       Frank Ryan, Vice President  (date)

Witness for Tenant:               CUNNINGHAM GRAPHICS, INC.

/s/ [illegible]                   BY:/s/ Michael Cunningham, Pres. 5/5/89 [L.S.]
--------------------------------     ---------------------------------------
                                     (                          )  (date)

                                 ACKNOWLEDGMENTS

CORPORATE TENANT
STATE OF NEW YORK,         ss:

County of ____________________

     On this ___ day of _______________ , 19__, before me personaly came ____________________ to me known, who being by me duly sworn, did depose and say that he resides in ______________________________ that he is the
_______________________ of __________________________  the corporation described in and which executed the foregoing instrument, as TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT
STATE OF NEW YORK,         ss:
County of ____________________

     On this day of ____, _____________ 19__, before me personally came ____________________ to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that _________________ he executed the same.


                             IMPORTANT--PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                          IN ACCORDANCE WITH ARTICLE 36


     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior sign on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.



Address

Premises
================================================================================


                                       TO


================================================================================

[SEAL]                           STANDARD FORM OF                         [SEAL]
                                   LOFT LEASE


                     The Real Estate Board of New York, Inc.
                     (C)Copyright 1982. All rights Reserved.
                  Reproduction in whole or in part prohibited.


================================================================================

Dated                                                                 19

Rent per Year


Rent per Month


Term
From
To


Drawn by ____________________________________   Checked by _____________________
Entered by___________________________________   Approved by ____________________

================================================================================

Addendum to lease dated April 18th, 1989, between, Lackawanna Warehouse Corp. of NJ; as Landlord and, Cunningham Graphics, Inc.; as tenant
--------------------------------------------------------------------------------

     41. It is understood and agreed that in the event of a conflict between the printed form and the attached rider, then, in that event, the language of the rider shall prevail as to the intent of the parties.

     42. The tenant has examined and agrees to accept the demised premises in their existing condition and state of repair, and understands that there is to be no work performed by the landlord.

     43. It is understood and agreed that at the termination of this lease, the tenant may remove any and all installation improvements made to the premises by them provided that the tenant repairs any damage caused by said removal.

     44. The landlord herein represents that the floor load of the demised premises is 250 pounds per square foot, and the tenant herein agrees that it shall not exceed said floor load.

     45. The tenant hereby agrees not to interpose any counterclaim or set-off of whatever nature or description, in any action or summary proceeding, by the landlord against the tenant, for non-payment of rent, damages or deficiency whether such action or summary proceeding be brought under this lease or any renewal, extension, holdover or modification thereof. Nothing herein contained however, shall be construed as a waiver of the tenant's right to commence a separate action on a bona fide claim against the landlord.

     46. This lease may not be changed orally.

     47. The tenant covenants and agrees to provide the landlord within ten (10) day's from the commencement date hereof and for the duration of the term of this lease, with a comprehensive policy of general liability insurance in which the owner/owners agent, Lackawanna Warehouse Corp. of NJ are the named additional insureds, for any and all claims arising during the term of this lease for damage or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the demised premises;
protecting the owner/owners agent, Lackawanna Warehouse Corp. of NJ and the tenant against any liability whatsoever occasioned by accidents on or about the demised premises, entrance lobbies, elevators and stairway's or any appurtenances thereto. Such policy is to be written by a good and solvent insurance company satisfactory to landlord in the amount of $500,000.00-----in respect to any one person,------------------ in the amount of $1,000,000.00---in respect to any one accident and------------- in the amount of $1,000,000.00---in respect to property damages. Such insurance may be carried under a blanket policy covering the demised premises and other locations of tenant, if any. Tenant agrees to deliver to landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance provided said certificate contains an endorsement that such insurance may not be cancelled except upon ten (10) days notice to landlord together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling landlord to exercise any or all of the remedies as provided in this lease in the event of tenant's default.

     48. Anything herein to the contrary notwithstanding, this lease may not be assigned or sub-leased without the landlord's prior written approval, which approval shall not be unreasonable withheld or delayed, provided proposed sub-lessee is in the same type of business for similar type of business as stated in the use and occupancy clause of this lease. Provided that any use of the premises by affiliates, parent company, or subsidiaries of tenant shall not be considered an assignment or sub-lease hereunder.

     49. It is understood and agreed that where any reference is made to the City of New York or the State of New York same shall be deemed to mean the City of Jersey City or the State of New Jersey.

     50. Tenant shall secure written approval from landlord for any flush wall plaques the tenant shall desire to install. Landlord shall not unreasonably withhold it's permission to install such flush wall plaques in and around the subject premises and loading docks and landlord will insert the name of tenant on the building directory.

Addendum to lease dated April 18, 1989, between, Lackawanna Warehouse Corp. of NJ; as Landlord, and, Cunningham Graphics, Inc.; as Tenant
--------------------------------------------------------------------------------

     51. "Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup responsibility Act, N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder ("ECRA"). Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Enviornmental protection ("NJDEP"). Tenant's obligations under this paragraph shall arise if there is any closing, terminating or transferring of operations of an industrial extablishment at the premises pursuant to ECRA. At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of non-applicability affidavits and shall promptly sign such affidavits when requested by landlord. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this lease if such spills and discharges were caused by Tenant or resulted from Tenant's operation; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by the ECRA Bureau or any other division of NJDEP. Tenant's duties hereunder shall be limited to the Tenant's use and/or operation of and at the premises."

     52. Tenant will have access to the building, the passenger elevator, and freight elevator #16 twenty-four hours a day, seven (7) day's a week.

     54. It is agreed and understood that in addition to the rental as set forth on the face of this lease, the tenant shall pay as an additional rental 1.2% [notation unclear] of any and all increases in real estate taxes (including assessments for publis betterments) covering the land and the building of which the premises are a part, known as BLOCK #292.A. Said increase shall be the amount charged by the City of Jersey City above the charge for the tax year ending December 31, 1988. Payment of such additional rental shall be made as billed by the landlord for each year of the term of the lease. And, such billing must be rendered no later than (90) day's after payment by landlord for each year of the term of this lease.

     54. It is understood and agreed that the tenant shall pay for all utilities consumed by him in the leased premises, such as electricity, gas, fuel for heating and water and sewer, but not water & sewer used in bathrooms for sanitary; with such utilities being monitored by tenant's own meter.

     The tenant may, if he so elects, and at his own cost and expense, install air-conditioning provided that such installation complies with all rules and regulations of all governmental bodies having jurisdiction thereof.

     55. It is understood and agreed that the basic rent will be paid by the first of the month to the landlord without notice. Landlord shall be entitled to a late charge of three percent (3%) of the monthly rental if rent remains unpaid after the tenth (10th) day of any month and provided landlord has given tenant at least (5) days written notice thereof and tenant has failed to cure same within such period.

     In the event that tenant's late payment of non-payment of rent causes landlord to issue six such notices during the term of this lease, then upon issuance of a (7th) seventh notice, the tenant will have deemed to have irrevocably defaulted under the term of this lease. The landlord shall have the absolute right, at his option to terminate this lease and regain possession of the demised premises, by giving written notice to tenant to vacate premises within twenty (20) days from date of notice.

     56. It is further understood and agreed that if the tenant is in default in payment of the basic rent for more than thirty (30) days, the landlord shall have the absolute right at its option to terminate this lease and the landlord may re-enter and regain possession of the demised premises provided the five (5) day notice set forth in paragraph #55 has been given and such default has not been cured within such period, and further provide that landlord has given written notice to tenant to vacate premises within twenty (20) days from date of notice, notice to be issued not less than thirty (30) days after basic rent is due.

     57. Landlord shall be responsible for providing normal maintenance on the gas fired heating system providing however, that any repair necessitated by tenant's negligence or misuse of the demised premises shall be the sole responsibility of the tenant.

     58. The tenant shall be solely responsible for the cleaning, maintenance and repair to bathrooms and any other sanitary facilities within the demised premises.

Addendum to lease dated April 18, 1989, between, Lackawanna Warehouse Corp. of NJ; as Landlord, and, Cunningham Graphics, Inc.; as tenant
--------------------------------------------------------------------------------

     59. It is understood and agreed that the "within lease" is contingent on the execution of agreement dated April 18, 1989 between Lackawanna Warehouse Corp. of New Jersey; Landlord and Gibson Graphics, Inc., tenant; and to the performance of said agreement to vacate said premises under the terms and conditions therein.

     60. Tenant agrees to accept said space "AS IS" and any work to be performed to suit tenant's needs will be the sole responsibility of tenant at his own cost and expense.


     61. PREPAID RENT:

     Tenant agrees to deposit with landlord a check in the amount of SIX-THOUSAND NINE-HUNDRED EIGHTY-SEVEN DOLLARS AND FIFTY-CENTS ($6,987.50) on or before September 1, 1989 which will represent prepaid rent for the final two months of lease.

     62. "Lessor hereby indemnifies and shall protect and hold Lessee harmless, from and against all fines, penalties, damages, costs, losses, claims and liabilities (including all foreseeable and unforseeable consequential damages, the cost of any remedial, removal, response, abatement, clean-up, investigative and monitoring costs and expenses, and reasonable attorneys' fees and disbursements) directly or indirectly and in whole or in part, arising out of or attributable to environmental conditions beneath, above or on the surface of the Demised Premises (regardless of the source thereof) whether existing before or arising after the commencement date of this lease, except to the extent arising out of or in connection with the Lessee's use of the Demised Premises.

     63. RENEWAL OPTION: Exercised.

     Tenant has the option to renew this lease for an additional five year period, March 1, 1992 through February 28, 1997 by giving landlord six (6) months prior written notice. Rental for period of March 1, 1992 through February 28, 1997 will be determined by the rate being charged by the landlord for comparable space, non-ground level, six months prior to the termination date of February 28, 1992.

     64. Both Tenant and Landlord represent to each other that there is no Real Estate Broker involved in this lease.

     65. Tenant will have for his use #16 freight elevator which he will share with another floor. Landlord will bill tenant his proportionate share of the Full Elevator Maintenance Contract policy and annual city registration and inspections.

     66. The landlord agrees that Gibson Graphics, Inc., shall pay all basic rent due herein for the first four months of the term of this lease, and failure of Gibson Graphics, Inc., to make the rent payment shall not constitute a default by tenant under the terms of this lease.

-------------
* Rider to be added if necessary.

                                  TYPICAL FLOOR


                                  [FLOOR PLAN]

                                (Graphic Omitted)

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345



                                                              January 16, 1995

A. Under lease dated April 18, 1989 and all related amendments, LACKAWANNA WAREHOUSE CORP. OF N.J. AS Landlord and CUNNINGHAM GRAPHICS, INC. as Tenant entered into a lease of premises at 629 Grove St., Jersey City, N.J. 07310.

B. The parties are desirous of amending said lease in the respects hereinafter provided.

NOW, THEREFORE, the parties mutually agree:

FIRST: Effective January 16, 1995 (the "Possession Date"), 11,750 Sq. Ft., the space designated as the East End of the 5th floor, (the "Additional Space"), shall be added to the Demised Premises rented under the Lease, for a term commencing April 1, 1995, and expiring conterminously with the "Lease" (February 28, 1997).

SECOND: The base rent for the Additional Space for the term shall be Forty One Thousand One Hundred Twenty Five Dollars ($41,125.00) per annum ($3,427.08/mo.).

THIRD: In addition to the base rent, the Tenant shall pay the proportionate share of real estate taxes attributable to the Additional Space in excess of the real estate taxes attributable to such space for the tax year July 1, 1994 through June 30, 1995, upon the same terms and conditions as are set forth in Paragraph 53 of the Lease, except that the "proportionate share" for the added space shall be one point two percent (1.2%) (the "Real Estate Tax Escalation").

FOURTH: Except as herein modified the lease, the term thereof and all provisions and conditions thereof, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this lease this 22nd day of Feb. 1995.


AGREED AND ACCEPTED TO:             Sincerely yours,


CUNNINGHAM GRAPHICS, INC.           LACKAWANNA WAREHOUSE CORP. OF N.J.

/s/ Michael Cunningham, Pres.       /s/ Louisa Little
------------------------------      ----------------------------------
Michael Cunningham, Pres.           As Agent

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345


                                                              October 1, 1993

Cunningham Graphics, Inc.
629 Grove Street
Jersey City, N.J.  07310

Re: Amendment of lease dated April 18, 1989 between Lackawanna Warehouse Corp. of New Jersey, lessor and Cunningham Graphics, Inc., lessee


Gentlemen:

By your signature in the space provided below, the lease shall be amended as follows:

     1. By increasing the square footage upward by 28,200 square feet of space located on the third floor, in the building known as 629 Grove Street, Jersey City, New Jersey, to bring the aggregate total of square footage leased from 47,868 to 76,068 square feet as follows:

                   Floor                     Square Feet
                  ------                     -----------
                    3                           5,875
                    3                          28,200   ("new area")
                    7                          41,993
                  ------                       ------
                   Total                       76,068


     2. Additional Rent. Effective October 1, 1993 to February 28, 1997, rent for the additional space added by this agreement shall be NINETY EIGHT THOUSAND SEVEN HUNDRED DOLLARS ($98,700.00) per annum, such rent shall be payable monthly in advance at the rate of EIGHT THOUSAND TWO HUNDRED TWENTY FIVE DOLLARS ($8,225.00), with the result that the aggregate monthly rent for the demised premises shall be TWENTY TWO THOUSAND SEVEN HUNDRED EIGHTY ONE DOLLARS AND FIFTY FOUR CENTS ($22,781.54).

     3. Tenant to take space "as is" and any and all work to be performed shall be at the tenants own cost and expense.

     4. Freight Elevator. Tenant shall have for his exclusive use #13 freight elevator which it will operate and maintain at its own cost and expense, including annual city and state registration fees. Tenant will observe and keep in force a full elevator service contract with a qualified elevator maintenance company.

(Note: Tenants use of #13 elevator, as added by this agreement, shall not be misconstrued with tenants existing use of #16, #15 freight elevators).

                                   continued:

Landlord copy: 1 of 2

Cunningham Graphics, Inc.              -2-                       October 1, 1993

(amendment to lease dated
April 18, 1989)



     5. Clause #53. Percentage in clause #53 shall be increased by 2.8%, effective January 1, 1994. New area (2.8%) shall have a tax base year of 1994.

     6. Landlord represents that there is a 200 amp. 3 phase 4 wire elecric service presently installed so that tenant will be billed by the utility company, gas service is also metered so that tenant will be billed directly by the utility company.









All other terms and conditions of "the lease", dated April 18, 1989, shall remain the same for the coverage of said space.



Very truly yours,                                    AGREED & ACCEPTED:
LANDLORD:                                            TENANT:
LACKAWANNA WAREHOUSE CORP. OF NJ                     CUNNINGHAM GRAPHICS, INC.



By: /s/ Louisa Little                         By: /s/ Michael Cunningham
   -----------------------------------           -------------------------------
    As Agent                                     Michael Cunningham, President

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345


                                                                February 9, 1993


Mr. Michael Cunningham, President
629 Grove Street
Jersey City, N.J.  07310

Re: Amendment of lease dated April 18, 1989 between Lackawanna Warehouse Corp. of New Jersey, Lessor and Cunningham Graphics, Inc., lessee

Dear Mr. Cunningham:

By your signature in the space provided below, the lease shall be amended as follows:

     1. By increasing the square footage upward by 5,875 square feet of space located on the third floor, (which represents an equal portion of the 11,750 square foot area) to bring the aggregate total of square footage leased from 41,993 square feet to 47,868 square feet as follows:

                        Floor                     Square feet
                       -------                    -----------
                          3                          5,875  "new area"
                          7                         41,993
                       -------                    -----------
                        Total                       47,868


     2. Additional Rent. Effective March 1, 1993 to February 28, 1997. Rent for the additional space added by this agreement shall be TWENTY-THOUSAND FIVE-HUNDRED SIXTY-TWO-DOLLARS AND FIFTY-CENTS ($20,562.50) per annum, such rent shall be payable monthly in advance at the rate of ONE-THOUSAND SEVEN-HUNDRED THIRTEEN-DOLLARS AND FIFTY-FOUR-CENTS ($1,713.54), with the result that the aggregate monthly rent for the demised premises (as amended hereby) shall be FOURTEEN-THOUSAND FIVE-HUNDRED FIFTY-SIX DOLLARS AND FIFTY-FOUR-CENTS ($14,556.54).

     3. Clause #53. Percentage in clause #53 shall be increased by .5875%, effective March 1, 1993. New area .5875% shall have a tax base year of 1993.

     4. Freight Elevator. Tenant shall have for his use #16 freight elevator which he will share with another tenant, presently located on the 5th floor. Landlord will bill Cunningham his proportionate share of the Full Elevator Service Contract, Annual City, State registration and inspection fees.



                                   continued,

Mr. Michael Cunningham, President           -2-              Letter of Agreement
CUNNINGHAM GRAPHICS, INC.                                       February 9, 1993


     5. It is understood and agreed that the "within agreement" is contingent on the execution and performance of the lease dated, February 9, 1993 between Lackawanna Warehouse Corp. of NJ, lessor and Foster-Carroll Graphics, Inc., lessee.

     It is further acknowledged that a separate agreement dated February 9, 1993 has been created to acknowledge the intention of all parties involved with this letter of agreement., for the coverage of said space.


     All other terms and conditions of lease dated April 18, 1989 shall remain the same, except as herein provided., for the coverage of said space.




Very truly yours,                        AGREED & ACCEPTED:
LACKAWANNA WAREHOUSE CORP.               CUNNINGHAM GRAPHICS, INC.
OF NEW JERSEY: LANDLORD



By:/s/ Lawrence Lang                     By: /s/ Michael Cunningham
   ---------------------                    ----------------------------------
   Lawrence Lang, Agent                      Michael Cunningham, President





dc

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345



                                                      February 18, 1992  Revised


Mr. Michael Cunningham, President
Cunningham Graphics, Inc.
629 Grove Street
Jersey City, N.J.  07310

Re:  Lease dated April 18, 1989
`    Renewal Option---Clause #63
     Leased Area------: 7th Floor
     Square Footage---: 41,993

Dear Mr. Cunningham:

     By your signature in the space provided below, the lease shall be amended as follows:

     1. Amended Rent. Rental for the renewal period of March 1, 1992 through February 28, 1997 shall be One-Hundred Fifty-Four Thousand One-Hundred-Fourteen Dollars ($154,114.00) payable at the monthly rate of TWELVE-THOUSAND EIGHT-HUNDRED FORTY-THREE DOLLARS ($12,843.00) in advance on the first day of each and every month.

     2. Amendment to Clause #53. Effective March 1, 1992, the Tax Year Ending, December 31, 1988 shall be amended to Tax Year Ending, December 31, 1991.

     All other terms and conditions for the coverage of said space shall remain the same for the option renewal period, as provided in the lease dated April, 1989.

Very truly yours,


LACKAWANNA WAREHOUSE CORP.             AGREED & ACCEPTED:
OF NEW JERSEY: LANDLORD                CUNNINGHAM GRAPHICS, INC.: TENANT


By: /s/ Frank Ryan                      By: /s/ Michael Cunningham
----------------------------------     -------------------------------------
   Frank Ryan, Vice President              Michael Cunningham, President



                         *****LANDLORD OFFICE COPY******

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345


                                                               November 30, 1991

Cunningham Graphics, Inc.
629 Grove Street
Jersey City, N.J.  07310

Re: Amendment to lease date April 18, 1989 between Lackawanna Warehouse Corp. of New Jersey; Lessor and Cunningham Graphics, Inc.; Lessee

Gentlemen:

     By your signature in the space provided below, we agree to amend the above lease as follows:

     1. Reduction of Square Footage Leased. Reduce the total square footage leased by 875 square feet, as cross hatched on the attached floor plan. (Area outside of #12 elevator).

     2. New Rental. Rental to be reduced from ONE HUNDRED THIRTY NINE THOUSAND THREE HUNDRED TWENTY ONE DOLLARS ($139,321.00) PER ANNUM TO ONE HUNDRED THIRTY SIX THOUSAND FOUR HUNDRED SEVENTY SEVEN DOLLARS AND TWENTY FIVE CENTS
($136,477.25) payable at the monthly rate of ELEVEN THOUSAND THREE HUNDRED SEVENTY THREE DOLLARS AND TEN CENTS ($11,373.10), in advance on the first day of each and every month.

     3. Commencement. Effective December 1, 1991 through February 28, 1992.

     All other terms and conditions to remain the same.


Very truly yours,

LACKAWANNA WAREHOUSE CORP.             Agreed & Accepted:
OF NEW JERSEY; Landlord                CUNNINGHAM GRAPHICS, INC.
                                       Tenant


By: /s/ Frank Ryan                     By: /s/ Michael Cunningham
----------------------------------     -------------------------------------
   Frank Ryan, Vice President              Michael Cunningham, President

                                  TYPICAL FLOOR

                                  [FLOOR PLAN]

                                (Graphic Omitted)

                                   Office Copy

               Lackawanna Warehouse Corporation of New Jersey 629
                  GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345



                                                                  July 30,  1990

Mr. Michael Cunningham
CUNNINGHAM GRAPHICS, INC.
629 Grove Street
Jersey City, N.J.  07310


Re: Lease dated April 18, 1989 between Lackawanna Warehouse Corp. of NJ, Landlord; and Cunningham Graphics, Inc., Tenant

--------------------------------------------------------------------------------

Gentlemen:

Please accept this letter as our agreement to amend the above lease as follows:

     1. Increase leased area by 29,968 square feet of space on the seventh floor as shown in red on the attached plan, changing the total square feet leased from 12,900 to 42,868 sq. ft., which includes 300 sq. ft. of common area.

     2. Rental figure to change from FORTY-ONE THOUSAND NINE-HUNDRED AND TWENTY-FIVE-DOLLARS ($41,925.00) per annum to ONE-HUNDRED THIRTY-NINE-THOUSAND THREE-HUNDRED AND TWENTY-ONE-DOLLARS ($139,321.00) per annum payable at the monthly rate of ELEVEN-THOUSAND SIX-HUNDRED TEN-DOLLARS AND EIGHT-CENTS ($11,610.08) in advance on the first day of each and every month.

     3. Percentage in clause #53 of addendum to lease dated April 18, 1989 to be changed from 1.2% to 4.2%.

     4. Term of this agreement to commence August 1, 1990 and terminate on February 28, 1992, all other terms and conditions of lease dated April 18, 1989 to remain the same.

     5. Cunningham Graphics, Inc., agrees to increase prepaid rent deposit (clause #61 of addendum) to an amount of $23,220.16, which will represent prepaid rent for the final two months of this lease.

Landlord represents that he currently has on account for Cunningham Graphics, Inc., $6,987.50, and understands that the balance due of $16,232.66 will become due and payable upon execution of this agreement.



                                   continued,

Mr. Michael Cunningham
Cunningham Graphics, Inc.                   -2-                    July 30, 1990

     6. Cunningham Graphics, Inc., will now have for their use, #15 Freight Elevator, and will assume and keep in full effect, the present Full Elevator Maintenance Contract on said elevator, at tenants own cost and expense, including annual registration and inspection fees.

Tenant will no longer have the use of #16 Freight Elevator, or responsibility for the costs of maintaining #16 Elevator.

     7. This agreement will become effective upon Landlord (Lackawanna Warehouse Corp. of NJ) getting possession of the 29,968 square feet of space from Gibson Graphics, Inc., Trustees.

     8. Cunningham Graphics, Inc., acknowledges that he has examined the 29,968 sq. ft. of space and accepts the area "AS IS" and understands there is no work to be performed by the landlord.

All other terms and conditions of lease dated April 18, 1989 to remain in effect.

Kindly indicate your acceptance and understanding of this agreement by signing in the space provided below and it shall be deemed a binding agreement between us.

Very truly yours,
LACKAWANNA WAREHOUSE CORP.             AGREED & ACCEPTED:
OF NEW JERSEY                          CUNNINGHAM GRAPHICS, INC.




By: /s/ Frank Ryan                     By: /s/ Michael Cunningham
----------------------------------     -------------------------------------
   Frank Ryan, Vice President              Michael Cunningham, President




FR:dc

CHECK #2525 dated 8/1/90 -- in the amount of $16,232.66 rec'd from Cunningham Graphics, Inc. to be held on account for Prepaid Rent for final two months of lease dated 4/18/98, clause #61 as required by Agreement dated 7/30/90 -- Item #5 -- Paid upon execution of same.


AS OF AUGUST 1, 1990 TOTAL HELD ON ACCOUNT BY LANDLORD FOR ABOVE LEASE:
$23,220.16, no interest


                           [COPY OF THREE-PART CHECK]

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345




                                                      February 18, 1992  Revised


Mr. M. Cunningham, President
CUNNINGHAM GRAPHICS, INC.
629 Grove Street
Jersey City, NJ 07310


Re:  Lease dated April 18, 1989
     Renewal Option---Clause #63
     Leased Area------: 7th Floor
     Square Footage---: 41,993


Dear Mr. Cunningham:

     By your signature in the space provided below, the lease shall be amended as follows:

     1. Amended Rent. Rental for the renewal period of March 1, 1992 through February 28, 1997 shall be One-Hundred Fifty-Four Thousand One-Hundred-Fourteen Dollars ($154,114.00) payable at the monthly rate of TWELVE-THOUSAND EIGHT-HUNDRED FORTY-THREE DOLLARS ($12,843.00) in advance on the first day of each and every month.

     2. Amendment to Clause #53. Effective March 1, 1992, the Tax Year Ending, December 31, 1988 shall be amended to Tax Year Ending, December 31, 1991.

     All other terms and conditions for the coverage of said space shall remain the same for the option renewal period, as provided in the lease dated April, 1989.


Very truly yours,
LACKAWANNA WAREHOUSE CORP.              AGREED & ACCEPTED:
OF NEW JERSEY: LANDLORD                 CUNNINGHAM GRAPHICS, INC.: TENANT



By: /s/ Frank Ryan                      By: /s/ Michael Cunningham
    ---------------------------------       ---------------------------------
    Frank Ryan, Vice President              Michael Cunningham, President




                          ****LANDLORD OFFICE COPY****

                 Lackawanna Warehouse Corporation of New Jersey
                629 GROVE STREET o JERSEY CITY, NEW JERSEY 07310
                     N.J. (201) 653-3360-1 o (212) 732-2345


                                                                  August 1, 1990

Michael Cunningham
Cunningham Graphics, Inc.
629 Grove Street
Jersey City, NJ 07310

Re:  Prepaid Rent held on account -- Clause #61 of Lease Dated April 18, 1989


Dear Mr. Cunningham:

     Accept this letter as our confirmation that as of August 1, 1990 the Lanlord holds an amount on account of Cunningham Graphics, Inc. $23,220.16 paid by Cunningham Graphics, Inc. as follows:

         Date Deposit Received      Check No.       Amount
         ---------------------      ---------       ------
         May 8, 1989                  1671         $6,987.50
         August 1, 1990               2525         16,232.66
                                                   ---------
         Total Held per clause #61                $23,220.16


Very truly,
Lackawanna Warehouse Corp.
Of New Jersey



/s/ Donna Caple
----------------------
Donna Caple, Secretary